Asset retirement obligations	12 Months Ended
Dec. 31, 2017
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Asset retirement obligations
15.	Asset retirement obligations

	Greece	Brazil	Turkey	Romania	Canada	Total
	$	$	$	$	$	$
At January 1, 2017	48,131	4,092	36,196	1,359	-	89,778
Acquired during the year	-	-	-	-	9,453	9,453
Accretion during the year	1,025	32	913	36	-	2,006
Revisions to estimate of obligation	1,112	(80)	502	10	-	1,544
Settlements	(2,807)	-	(290)	-	-	(3,097)
At December 31, 2017	47,461	4,044	37,321	1,405	9,453	99,684
Less: Current portion	(3,489)	-	-	-	-	(3,489)
Long term portion	43,972	4,044	37,321	1,405	9,453	96,195
Estimated undiscounted amount	71,591	4,117	49,257	2,340	12,286	139,591

The Company’s asset retirement obligations relate to the restoration and rehabilitation of the Company’s mining operations and projects under development. The expected timing of the cash flows in respect of the provision is based on the estimated life of the various mining operations. The increase in the estimate of the obligation in 2017 was mainly due to the acquisition of Integra.

The provision is calculated as the present value of estimated future net cash outflows based on the following key assumptions:

	Greece	Brazil	Turkey	Romania	Canada
	%	%	%	%	%
At December 31, 2016
Inflation rate	2.0 to 2.4	2.0 to 2.4	2.0 to 2.4	2.0 to 2.4	-
Discount rate	1.5 to 3.0	0.8	2.3 to 2.5	2.7	-

At December 31, 2017
Inflation rate	2.0 to 2.2	2.0 to 2.2	2.0 to 2.2	2.0 to 2.2	2.0 to 2.2
Discount rate	1.5 to 3.0	1.8	2.3 to 2.5	2.7	2.3 to 2.5

The discount rate is a risk-free rate determined based on U.S. Treasury bond rates. U.S. Treasury bond rates have been used for all of the mine sites as the liabilities are denominated in U.S. dollars and the majority of the expenditures are expected to be incurred in U.S. dollars. Similarly, the inflation rates used in determining the present value of the future net cash outflows are based on U.S inflation rates.

Environmental guarantee deposits exist with respect to the environmental rehabilitation of the Lamaque project (note 10).

Additionally, the Company has the following:

a) a €50.0 million Letter of Guarantee to the Greek Ministry of Environment, Energy and Climate Change as security for the due and proper performance of rehabilitation works committed in relation to the mining and metallurgical facilities of the Kassandra Mines (Stratoni, Olympias and Skouries) and the removal, cleaning and rehabilitation of the old Olympias tailings. This Letter of Guarantee is renewed annually, expires on July 26, 2026 and has an annual fee of 57 basis points.

b) a €7.5 million Letter of Guarantee to the Greek Ministry of Environment and Energy for the due and proper performance of the Kokinolakas Tailings Management Facility, committed in connection with the Environmental Impact Assessment approved for the Kassandra Mines (Stratoni, Olympias and Skouries). The Letter of Guarantee is renewed annually and expires on July 26, 2026. The Letter of Guarantee has an annual fee of 45 basis points.